Exhibit 10.2.1

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 46(CA) Rev. 1		Date: June 1, 2005
SOW:	☒ No
☐ Yes

AMENDMENT

TO

CONTRACTOR SERVICES AGREEMENT

FOR

NUMBERING ADMINISTRATION CENTER / SERVICE
MANAGEMENT SYSTEM

ANNUAL UPDATE TO CONVERSION FACTOR

FOR THE PERIOD JUNE 1, 2005 TO MAY 31, 2006

AMENDMENT

TO

CONTRACTOR SERVICES AGREEMENT FOR NUMBERING
ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM

Annual Update to Conversion Factor

For the Period June 1, 2005 to May 31, 2006

1.                                      PARTIES

This Revision 1 (“Revision”) of Amendment Number 46 ( “Amendment 46”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the “Master Agreement”) by and between NeuStar, Inc., a Delaware corporation (“Contractor”) and the Canadian LNP Consortium, Inc., a corporation incorporated under the laws of Canada (the “Customer”).

2.                                      EFFECTIVENESS

This Revision shall be effective as of the 1st day of June 2005 (the “Revision Effective Date”) only upon execution of this Revision by Contractor and Customer.  The number in the upper left-hand corner refers to this Revision.  Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.

3.                                      ANNUAL UPDATE

Pursuant to that certain Amending Agreement, effective March 31, 2003 (the “Amending Agreement”), of the Master Agreement, Contractor and Customer agreed to specify all amounts chargeable, payable, or to be credited under the Master Agreement, including, for greater certainty and without limitation, amounts listed in Exhibit E, Exhibit G and amounts under or pursuant to any Statement of Work and any Performance Credits, in Canadian dollars, but except as otherwise provided in the Amending Agreement.  For the period June 1, 2003 to May 31, 2004, each such dollar amount, was initially converted from its U.S. dollar amount into Canadian dollars by multiplying each such amount by a conversion factor equal to 1.5723.

In accordance with the terms of the Amending Agreement, effective on each anniversary of the Amending Agreement, the conversion factor set forth above is recomputed based on the average of the exchange rates for each of the last five (5) Business Days in the month of April immediately preceding the applicable anniversary of the Amending Agreement’s effective date, as published in the Key Currency Cross Rates column of the Wall Street Journal.  In accordance with the terms and conditions of the Amending Agreement, the conversion factor for the period of June 1, 2004 to May 31, 2005 was calculated to equal 1.3612, as reflected in Amendment 46.

In accordance with the terms and conditions of the Amending Agreement, the conversion factor for the period of June 1, 2005 to May 31, 2006 was calculated to equal 1.2484.

Finally, as a result of the requirements in Statement of Work 40 (VPN Access to NPAC/SMS for LTI Users), the entry under Item No. 1 (Monthly Charges) in Schedule 1 (Service Element Fees Unit Pricing) of Exhibit E to the Master Agreement, whose Service Element is styled “Dial-Up Port to NPAC network”, is hereby deleted in its entirety.

4.                                      AMENDMENT AND RESTATEMENT

Effective on the Revision Effective Date, and throughout the Initial Term, the parties hereby amend and restate Exhibit E and Exhibit G to the Master Agreement and Article 16 of the Master Agreement in their entirety to reflect all amounts chargeable, payable, or to be credited under the Master Agreement in Canadian dollars based on the conversion factor set forth in Article 3 above (attached hereto as Attachments 1, 2 and 3, respectively).  Notwithstanding the foregoing, except when and as otherwise expressly provided by a written agreement between Contractor and Customer, and subject to the reservation in Article 5 below, any amended and restated document attached hereto is intended for information purposes only.

5.                                      RESERVATION

The rights and obligations of the parties with respect to the calculation and application of a conversion factor are defined in the Master Agreement, as amended by the Amending Agreement.  It is the intent of the parties that neither party will be prejudiced by any errors or mistakes in calculating any conversion factor or by the application of any conversion factor.  Upon the discovery of any such error or mistake, the parties will promptly and in good faith issue a correction; e.g., by issuing a revised Statement of Work.

6.                                      COMPLETION AND ACCEPTANCE CRITERIA

The following internal documents are applicable to the Additional Services contemplated under this Revision:

N/A	Functional Requirements Specifications
N/A	Requirements Traceability Matrix
N/A	External Design
N/A	System Design
N/A	Detailed Design
N/A	Integration Test Plan
N/A	System Test Plan
N/A	Software Quality Assurance Program Report
N/A	User Documentation
N/A	Software Configuration Management Plan
N/A	Standards and Metrics

7.                                      IMPACTS ON MASTER AGREEMENT.

The following portions of the Master Agreement are impacted by this Revision:

☒	Master Agreement
None	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
☒	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
☒	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit I Key Personnel
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit N System Performance Plan for NPAC/SMS Services
None	Exhibit O Statement of Work Cost Principles

8.                                      MISCELLANEOUS.

8.1                                 Continuation of Master Agreement and User Agreement.

Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms.  From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this Revision.  From and after the Revision Effective Date, this Revision shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.

8.2                                 Counterparts.

This Revision may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document.  All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

8.3                                 Entire Agreement.

This Revision sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Revision 1 to Amendment No. 46:

CONTRACTOR:	NeuStar, Inc.

By:

Its:

Date:

CUSTOMER:	Canadian LNP Consortium, Inc.

By:

Its:

Date:

ATTACHMENT 1

TO

REVISION 1 TO AMENDMENT NO. 46(CA)

Amended and Restated Exhibit E to Master Agreement

EXHIBIT E

PRICING SCHEDULES

NPAC/SMS SERVICES

This amended and restated document is intended for information purposes only.  The rights and obligations of the parties are defined in the Contractor Services Agreement dated May 19, 1998, as amended by the Canadian NPAC/SMS Contractor Services Agreement Amending Agreement, dated March 31, 2003.  Exhibit E updated effective June 1, 2005.

PRICING SCHEDULES

The following schedules set forth the prices at which Contractor will be compensated for rendering the Services under the Agreement.  A general description of these charges and the methods of billing therefor are set forth in Section 6 of the Agreement.  See Agreement for other applicable charges.

Notwithstanding anything in the Agreement to the contrary: (a) all amounts chargeable, payable, or to be credited under the Agreement, including, for greater certainty and without limitation, amounts listed in Exhibit E, Exhibit G and amounts under or pursuant to any Statement of Work and any Performance Credits, shall be in Canadian dollars; and (b) all amounts described in subparagraph (a)immediately above, excluding the amount set forth in Sections 20.1(iv) (which amount shall continue to be denominated in US dollars) and 20.4(iv) (which amount shall continue to be denominated in Canadian dollars as set forth below), will be adjusted as follows:

(I)                                    effective on the Effective Date, for the period June 1, 2003 to May 31, 2004, each such dollar amount, shall be converted from its U.S. dollar amount, as such amounts appear in the Agreement immediately prior to the Effective Date (other than such of those amounts expressly amended by an Amending Agreement between Contractor and Customer, dated March 31, 2003, which amended amounts shall be utilized for the purposes of the conversion described herein) into Canadian dollars by multiplying each such amount by the number 1.5723; and

(II)                                effective on each anniversary of the Effective Date, each such dollar amount shall be converted from its U.S. dollar amount, as such U.S. dollar amounts appear in the Agreement immediately prior to the Effective Date (other than such of those amounts expressly amended by an Amending Agreement between Contractor and Customer, dated March 31, 2003, which amended amounts shall be utilized for the purposes of the conversion described herein), into Canadian dollars by multiplying each such amount by the average of the exchange rates for each of the last five (5) Business Days in the month of April immediately preceding the applicable anniversary of the Effective Date, as published in the Key Currency Cross Rates column of the Wall Street Journal.

Effective on the Effective Date, and throughout the Initial Term, the dollar amount set forth in Section 20.4  will be adjusted by multiplying such dollar amount by the number 1.0000.

Within fifteen (15) days following the last Business Day in April of each year, the parties shall amend and restate Exhibit E, Exhibit G, and Article 16 in their entirety, to reflect all dollar amounts in Canadian dollars based on the applicable exchange rate.

The exchange rate determined at the June 1, 2005 anniversary is 1.2484.

Schedule 1

Service Element Fees/Unit Pricing

Category	Service Element		Unit	Price U.S. Dollars		Price Canadian Dollars
[* * *]
	[* * *]	(1)	[* * *]	$	[* * *]	$	[* * *]
	[* * *]	(1)	[* * *]	$	[* * *]	$	[* * *]
	[* * *]		[* * *]	$	[* * *]	$	[* * *]
	[* * *]		[* * *]	$	[* * *]	$	[* * *]
	[* * *]		[* * *]	$	[* * *]	$	[* * *]
	[* * *]		[* * *]	$	[* * *]	$	[* * *]
[* * *]
	[* * *]	(3)	[* * *]	$	[* * *]	$	[* * *]
	[* * *]	(4)	[* * *]	$	[* * *] [* * *] [* * *]	$	[* * *] [* * *] [* * *]
	[* * *]		[* * *]	[* * *]		[* * *]
				$	[* * *]	$	[* * *]
	[* * *]	(5)	[* * *]	$	[* * *]	$	[* * *]
				$	[* * *]	$	[* * *]
	[* * *]	(6)	[* * *]	$	[* * *]	$	[* * *]
	[* * *]	(7)	[* * *]	$	[* * *]	$	[* * *]
	[* * *]		[* * *]	$	[* * *]	$	[* * *]
[* * *]
	[* * *]	(8)	[* * *]	$	[* * *]	$	[* * *]
	[* * *]	(9)	[* * *]	$	[* * *]	$	[* * *]

Schedule 2

Training Charges

Service Element	Unit	Price U.S. Dollars		Price Canadian Dollars
[* * *]* [* * *]	[* * *]	$	[* * *]	$	[* * *]
[* * *]* [* * *] (10) (11)	[* * *]	$	[* * *]	$	[* * *]

*  Training consists of LTI User Training lasting 8 to 12 hours.

Schedule 3

Interoperability Testing *

Category & Service Element	Unit	Price		Price Canadian Dollars
[* * *]
[* * *]	[* * *]	$	[* * *]	$	[* * *]
[* * *]	[* * *]	$	[* * *]	$	[* * *]
[* * *]
[* * *]	[* * *]	$	[* * *]	$	[* * *]
[* * *]	[* * *]	$	[* * *]	$	[* * *]

*                                         [* * *]

(1)                                  Monthly port charges [* * *]

(2)                                  Reserved

(3)                                  [* * *]

(4)                                  The TN Porting Event [* * *]

The TN Porting Event [* * *]

(5)                                  An Ad Hoc Report [* * *]

(6)                                  [* * *]

(7)                                  [* * *]

(8)                                  The one-time Log-on ID [* * *]

(9)                                  The Mechanized Interface [* * *]

(10)                            [* * *]

(11)                            [* * *]

ATTACHMENT 2

TO

REVISION 1 TO AMENDMENT NO. 46(CA)

Amended and Restated Exhibit G to Master Agreement

EXHIBIT G

SERVICE LEVEL REQUIREMENTS

NPAC/SMS

No.	Procedure	Service Commitment Level	Service Affecting/ Non-Service Affecting	Performance Credit US Dollars	Performance Credit Canadian Dollars	Report Frequency and Performance Credit Calculation Interval
1.	Service Availability (Customer)	Maintain a 99.9% minimum Service Availability	Service Affecting

>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
> 99.60% but <99.65%:
$[* * *];
<99.60%: $[* * *]

>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
<99.60%: $[* * *]

Monthly

2.	Scheduled Service Unavailability(Customer)

Scheduled Service Unavailability will be equal to or less than 20 hours per calendar quarter, or such longer period otherwise agreed to by the Parties, provided that such twenty (20) hour period (each, a “20 Hour Period”) shall not include time reasonably required for release implementations, data rebuilds, and other non-routine tasks (the time for which shall be agreed to on a case by case basis). Contractor shall, not less than ten (10) business days prior to, and not less than four (4) business days after, each Scheduled Service Unavailability event, provide to Customer a request for maintenance and report, respectively, both in the form of Annex A attached to this Exhibit G. Contractor shall not proceed with the proposed Scheduled Service Unavailability unless it has received prior written approval (e-mail is acceptable) from Customer for its request for maintenance, which approval shall not be unreasonably withheld. For greater certainty, for any Scheduled Service Unavailability in excess of 20 hours in each 20 Hour Period, Customer shall be entitled to enforce all remedies available to it, including without limitation Performance Credits as set forth in this SLR 2. No Scheduled Service Unavailability event shall exceed ten (10) hours. Each such event shall be scheduled in advance and shall be coordinated with each User’s maintenance schedule.

			Service Affecting	$[* * *] for each hour or portion thereof in excess of approved Scheduled Service Unavailability or such longer period otherwise agreed to by the Parties	$[* * *] for each hour or portion thereof in excess of approved Scheduled Service Unavailability or such longer period otherwise agreed to by the Parties	Monthly

No.	Procedure	Service Commitment Level	Service Affecting/ Non-Service Affecting	Performance Credit US Dollars	Performance Credit Canadian Dollars	Report Frequency and Performance Credit Calculation Interval
3.	SOA/LSMS Acknowledge- ment Response Times (Customer)	Response time (i.e., means NPAC processing time) for 95% of the responses will be equal to or less than 3 seconds, except for miscellaneous transactions, such as queries, audits and edits	Service Affecting	$[* * *]	[* * *]	Monthly

4.	LSMS Broadcast Time (Customer)	A mean time maximum of 60 seconds from activation to broadcast	Service Affecting	$[* * *]	$[* * *]	Monthly

5.	SOA to NPAC Interface Transaction Rates (Customer)	Maintain a minimum of 2 transactions per second per User SOA for 95% of the transactions.	Service Affecting	$[* * *]	$[* * *]	Monthly

6.	NPAC to LSMS Interface Transaction Rates (Customer)	Maintain a minimum of 10 transactions per second per User LSMS for 95% of the transactions (excluding the impact of delays caused by Users)	Service Affecting	$[* * *]	$[* * *]	Monthly

7.	SOA/LSMS Interface Availability (User)	Maintain an Interface Availability at a minimum of 99.9%	Service Affecting

>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
<99.60%: $[* * *]

>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
<99.60%: $[* * *]

Monthly

8.	Unscheduled Backup Cutover time (Customer)	A maximum of 10 minutes to cutover to the backup site	Service Affecting	$[* * *]	$[* * *]	Per Event

9.	NPAC/SMS Partial Disaster Restoral Interval (Customer)	Partial restoration will be equal to or less than 24 hours (Partial restoration meaning the capability of receiving, processing and broadcasting updates)	Service Affecting	$[* * *] for each day or portion thereof in excess of 24 hours	$[* * *] for each day or portion thereof in excess of 24 hours	Per Event

10.	NPAC/SMS Full Disaster Restoral (Customer)	Full restoration will occur at a maximum of 48 hours	Service Affecting	$[* * *] for each day or portion thereof in excess of 24 hours	$[* * *] for each day or portion thereof in excess of 24 hours	Per Event

No.	Procedure	Service Commitment Level	Service Affecting/ Non-Service Affecting	Performance Credit US Dollars	Performance Credit Canadian Dollars	Report Frequency and Performance Credit Calculation Interval
11.	RESERVED

12.	User Problem Resolution	Minimum 80% calls during Normal Business Hours answered by live operators within 10 seconds	Non-Service Affecting	[* * *]	[* * *]	Monthly

13.	RESERVED

14.	User Problem Resolution	99.0% callback within 30 minutes for requests made during other than Normal Business Hours	Non Service Affecting	[* * *]	[* * *]	Monthly

15.	User Problem Resolution	A minimum of 99.5% of all commitments to get back to the User after the initial contact will be met	Non-Service Affecting	[* * *]	[* * *]	Monthly

16.	RESERVED

17.	RESERVED

18.	System Security	Monitor and record unauthorized system access	Non-Service Affecting	[* * *]	[* * *]	Per Event

19.	System Security	Remedy logon security permission errors immediately after User notification	Non-Service Affecting	[* * *]	[* * *]	Per Event

20.	RESERVED

21.	Scheduled Service Unavailability Notification

Notice of Scheduled Service Unavailability for routine maintenance of NPAC/SMS to be given a minimum of 2 weeks in advance.

Notice of Scheduled Service Unavailability for non-routine maintenance of NPAC/SMS to be given as follows:

•  During Normal Business Hours - a minimum of 7 days in advance

•During Non-Normal Business Hours - a minimum of 24 hours in advance

			Non-Service Affecting	[* * *]	[* * *]	Per Event

22.	Unscheduled Service Unavailability Notification	Notify User within 15 minutes of detection of an occurrence of unscheduled Service Unavailability	Non-Service Affecting	[* * *]	[* * *]	Per Event

23.	Unscheduled Service Unavailability Notification	Provide 30-minute updates of NPAC status following an occurrence of unscheduled Service Unavailability through recorded announcement and client bulletins	Non-Service Affecting	[* * *]	[* * *]	Per Event

No.	Procedure	Service Commitment Level	Service Affecting/ Non-Service Affecting	Performance Credit US Dollars	Performance Credit Canadian Dollars	Report Frequency and Performance Credit Calculation Interval
24.	RESERVED

25.	RESERVED

26	RESERVED

27.	RESERVED

ATTACHMENT 3

TO

REVISION 1 TO AMENDMENT NO. 46(CA)

Amended and Restated Article 16 of the Master Agreement

ARTICLE 16 - DELAYS; PERFORMANCE CREDITS AND CORRECTIVE REPORTING; DEFAULTS; FORCE MAJEURE

16.1                           Notice of Delays

Time is of the essence in Contractor’s performance of its obligations under this Agreement.  Contractor shall promptly notify Customer in writing of any anticipated or known delay in Contractor’s performance of an obligation by the date specified therefor, if any, in this Agreement, the reasons for the delay, and the expected duration of the delay.  In the event of any failure of Customer or User to perform an obligation which delays or threatens to delay a scheduled performance date of Contractor under this Agreement (“Customer/User Delay”), Contractor shall promptly notify Customer in writing of such delay or threatened delay, and Contractor’s scheduled performance date shall be extended day-for-day for any such actual delay of Customer or User directly affecting such scheduled performance date.  If Contractor fails to notify Customer of a Customer/User Delay of which Customer or the applicable User does not otherwise have a prior notice (i.e., pursuant to a Project Plan), Contractor may not use such Customer/User Delay as an excuse for its failure to meet a scheduled performance date.

16.2                           [Deleted]

16.3                           Performance Credits

In the event that a Service Affecting Event (as defined below) shall have occurred for any reason other than the occurrence of a Force Majeure Event or a Customer/User Delay, Contractor shall pay to Customer or affected Users, as applicable, as “Performance Credits” (and as liquidated damages and not as a penalty) an aggregate sum equal to the amount set forth under the heading “Performance Credit Amount” for each such Service Affecting Event, as set forth in Exhibit G; provided, however, that in no event shall the annual aggregate amount of Performance Credits exceed CA$ [* * *].  For purposes hereof, a “Service Affecting Event” shall mean the failure of Contractor to meet a “Service Affecting” Service Commitment Level set forth in Exhibit G - Service Level Requirements; provided, however, that if the same facts and circumstances directly or indirectly result in the failure to meet more than one Service Level, all such related failures, for purposes of calculating Performance Credits which shall be due in connection therewith, shall be deemed to be a single Service Affecting Event.  [Amended]

In the event that a Non-Service Affecting Event (as defined below) shall have occurred for any reason, Contractor shall not be required to pay any Performance Credits.  For each Non-Service Affecting Event, Contractor shall (i) notify Customer in writing of such Non-Service Affecting Event, including in such notification an explanation of the cause of the Non-Service Affecting Event and a detailed summary of the course of actions, if any, necessary to mitigate the likelihood of such cause recurring and (ii) diligently pursue the identified course of action to completion.  For purposes hereof, a “Non-Service Affecting Event” shall mean the failure of Contractor to meet one of the Service Levels other than those which give rise to Service Affecting Events.

16.4                           Allocation of Damages Among Users

The aggregate amount of accrued liquidated damages under Section 16.3 above shall be allocated among Users as directed by Customer and credited against the next succeeding monthly billing to such Users for Services or, in the event Customer terminates this Agreement as a result of any such failure, shall be allocated and credited in the same manner, with the balance, if any, remaining after applying said amounts against any final billings to be paid to such Users by Contractor.  Liquidated damages shall be considered as compensation for direct damages for the delay suffered by the Users other than those specified in Section 19.1(g) and Contractor shall remain liable for any of the direct damages specified in Section 19.1(g). [Amended]

16.5                           Contractor Defaults

Contractor shall be in default (“Default”) under this Agreement if Contractor shall:

(a)                                  chronically fail to provide the Canadian NPAC/SMS at one or more of the “Service Affecting” Service Levels, which failure is evidenced by recurring events of the same or similar nature that are indicative of a systemic problem and which either have been unaffected by Contractor’s repeated cure efforts, if any, or are reasonably unlikely to be cured with Contractor’s diligent efforts over a reasonable period, which in any event shall be no less than 30 days; or  [Amended]

(b)                                 fail to perform any of its other material obligations, i.e., material breach, under this Agreement (including the obligations referred to in Section 21.3, but excluding the obligations referred to in Section 16.5(a) above) and such failure continues for a period of 30 days following receipt of written notice of such failure from Customer; provided, however, that where such failure (other than with respect to a payment obligation) cannot reasonably be cured within such 30 day period, so long as Contractor is diligently pursuing such cure, the time for curing such failure shall be extended for such period as may be necessary for Contractor to complete such cure.

Upon any Default hereunder by Contractor, Customer may, subject to Articles 19 and 26 hereof, pursue any legal remedies it may have under applicable law or principles of equity.

16.6                           Force Majeure

Any failure or delay by Customer, a User or Contractor in the performance of its obligations under this Agreement shall not be deemed a Default of this Agreement to the extent such failure or delay is directly or indirectly caused by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions in the United States or Canada, court order, or the occurrence of a Force Majeure Event (as otherwise defined herein) affecting the non-performing Party’s first-tier suppliers, subcontractors or agents (i.e.,not subcontractors of subcontractors), or any other similar cause beyond the reasonable control of such Party and without the fault or negligence of such Party and which cannot be reasonably circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means (each, a “Force Majeure Event”).  Notwithstanding the foregoing, any failure or delay by Contractor which results from Contractor’s failure to comply with a requirement of this Agreement intended to prevent such a failure shall not be considered subject to this Article.

Notwithstanding the foregoing, Contractor’s liability for loss or damage to Customer’s material in Contractor’s possession or control shall not be modified by this clause.

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